Supplement dated May 1, 2014 to the Flexible Premium Variable Annuity

Prospectuses Listed Below

Issued by Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes Portfolio name changes in the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

Portfolio Name Changes

The following Portfolios names and the corresponding Variable Account Options names will change effective May 1, 2014.  This is for informational purposes only. You are not required to take any action.

Old Name	New Name
Franklin Growth and Income Securities Fund	Franklin Growth and Income VIP Fund
Franklin Income Securities Fund	Franklin Income VIP Fund
Franklin Large Cap Growth Securities Fund	Franklin Large Cap Growth VIP Fund
Franklin Small Cap Value Securities Fund	Franklin Small Cap Value VIP Fund
Mutual Shares Securities Fund	Franklin Mutual Shares VIP Fund
Templeton Foreign Securities Fund	Templeton Foreign VIP Fund
Templeton Global Bond Securities Fund	Templeton Global Bond VIP Fund
Templeton Growth Securities Fund	Templeton Growth VIP Fund
Touchstone VST Core Bond Fund	Touchstone VST Active Bond Fund

If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.